Loans Receivable, Net	12 Months Ended
Dec. 31, 2020
Restricted Net Assets
Loans Receivable, Net

11. Loans Receivable, Net

Loans receivable as of December 31, 2019 and 2020 consist of the following:

	As of December 31,
	(Amount in Thousands)
	2019	2020	2020
	RMB	RMB	US$
Loans receivable:
-Within credit term	554,178	261,434	40,067
-Past due	105,029	163,376	25,038
Total loans receivable	659,207	424,810	65,105
Allowance for credit losses	(5,147)	(5,863)	(899)
Loans receivable, net	654,060	418,947	64,206

The loan interest rates range between 4% and 18% for the years ended December 31, 2020. Majority of loans were short-term loans and recorded within loans receivables, net, and long-term loans of RMB56,430 were recorded in other non-current assets as of December 31, 2020. RMB508.6 million and RMB370.4 million of the balance is secured by collateral as of December 31, 2019 and 2020, respectively. The Group also purchased past due loans from third parties with the amount of RMB206.3 million and RMB103.7 million for the years ended December 31, 2019 and 2020, respectively. The purchased past due loans of RMB100.7 million and RMB96.4 million were collected or transferred to other investors, for the years ended December 31, 2019 and 2020, respectively. The Group determined the credit deterioration of purchased past due loans has not been more than insignificant since origination.

The following table presents the activity in the allowance for loan losses as of and for the years ended December 31, 2019 and 2020.

	(Amount in Thousands)
	RMB	US$
Loans receivable—January 1, 2019	2,556	392
Provisions	7,907	1,212
Reversal of allowance provided	(2,556)	(392)
Write off	(2,760)	(423)
Loans receivable—December 31, 2019	5,147	789
Provisions	9,195	1,409
Reversal of allowance provided	(5,147)	(789)
Write off	(3,332)	(510)
Loans receivable—December 31, 2020	5,863	899